Exhibit 3.5

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “EP ENERGY GLOBAL LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE SIXTH DAY OF DECEMBER, A.D. 1999, AT 10:45 O’CLOCK A.M.

CERTIFICATE OF AMENDMENT, FILED THE THIRTEENTH DAY OF MARCH, A.D. 2003, AT 1:30 O’CLOCK P.M.

CERTIFICATE OF MERGER, FILED THE TWENTY-THIRD DAY OF MAY, A.D. 2003, AT 3:15 O’CLOCK P.M.

RESTATED CERTIFICATE, FILED THE TWENTY-THIRD DAY OF MAY, A.D. 2003, AT 3:16 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “EL PASO PRODUCTION HOLDING COMPANY” TO “EL PASO EXPLORATION & PRODUCTION COMPANY”, FILED THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 2005, AT 9:30 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2005, AT 10:30 O’CLOCK A.M.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
3136209 8100H 120919824 You may verify this certificate online at corp.delaware.gov/authver.shtml	AUTHENTICATION:	9768704

	DATE:	08-09-12

1

Delaware

The First State

RESTATED CERTIFICATE, FILED THE SIXTEENTH DAY OF FEBRUARY, A.D. 2006, AT 5:36 O’CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE NINTH DAY OF JUNE, A.D. 2006, AT 8:41 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE THIRTIETH DAY OF JUNE, A.D. 2006, AT 9:15 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE TWELFTH DAY OF NOVEMBER, A.D. 2008, AT 12:20 O’CLOCK P.M.

CERTIFICATE OF OWNERSHIP, FILED THE THIRTIETH DAY OF JUNE, A.D. 2010, AT 3:34 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF OWNERSHIP IS THE FIRST DAY OF JULY, A.D. 2010.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “EL PASO EXPLORATION & PRODUCTION COMPANY” TO “EP ENERGY CORPORATION”, FILED THE TWENTY-SEVENTH DAY OF JULY, A.D. 2011, AT 11:47 O’CLOCK A.M.

CERTIFICATE OF MERGER, FILED THE TWELFTH DAY OF MARCH, A.D. 2012, AT 3:42 O’CLOCK P.M.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
3136209 8100H 120919824 You may verify this certificate online at corp.delaware.gov/authver.shtml	AUTHENTICATION:	9768704

	DATE:	08-09-12

2

Delaware

The First State

CERTIFICATE OF CONVERSION, CHANGING ITS NAME FROM “EP ENERGY CORPORATION” TO “EP ENERGY, L.L.C.”, FILED THE TWELFTH DAY OF MARCH, A.D. 2012, AT 3:43 O’CLOCK P.M.

CERTIFICATE OF FORMATION, FILED THE TWELFTH DAY OF MARCH, A.D. 2012, AT 3:43 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “EP ENERGY, L.L.C.” TO “EP ENERGY GLOBAL LLC”, FILED THE TWENTY-FOURTH DAY OF MAY, A.D. 2012, AT 9:27 O’CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “EP ENERGY GLOBAL LLC”.

	/s/ Jeffrey W. Bullock
	Jeffrey W. Bullock, Secretary of State
3136209 8100H 120919824 You may verify this certificate online at corp.delaware.gov/authver.shtml	AUTHENTICATION:	9768704

	DATE:	08-09-12

3

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:45 AM 12/06/1999
991519121 - 3136209

CERTIFICATE OF INCORPORATION

OF

EL PASO PRODUCTION HOLDING COMPANY

FIRST: The name of the Corporation is:

El Paso Production Holding Company

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent at the above address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“GCL”).

FOURTH: The total number of shares of stock that the Corporation shall have authority to issue shall be One Thousand (1,000) shares of Common Stock, par value One Dollar ($1.00) per share.

Shares of stock of the Corporation whether with or without par value, of any class or classes hereby or hereafter authorized may be issued by the Corporation from time to time for such consideration permitted by law as may be fixed from time to time by the Board of Directors.

FIFTH: Unless required by the by-laws, the election of the Board of Directors need not be by written ballot.

Upon the filing of the Certificate of Incorporation, the powers of the incorporator shall terminate and the following named individuals, each of whose mailing address is set out beside his name, shall serve as director until the first meeting of the stockholders or until successors are elected and qualified:

H. Brent Austin	1001 Louisiana Street
Houston, Texas 77002

Ralph Eads	1001 Louisiana Street
Houston, Texas 77002

John B. Holmes, Jr.	1001 Louisiana Street
Houston, Texas 77002

William A. Wise	1001 Louisiana Street
Houston, Texas 77002

SIXTH: The Board of Directors shall have the power to make, alter, or repeal the by-laws of the Corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether or not adopted by them.

SEVENTH: The Corporation shall indemnify its officers and directors to the full extent permitted by the GCL, as amended from time to time.

EIGHTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, for any act or omission, except that a director may be liable (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. The elimination and limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office. Any amendment, repeal or modification of this Article Eighth shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

NINTH: Margaret E. Roark is the sole incorporator and her mailing address is 1001 Louisiana Street, Houston, Texas 77002.

/s/ Margaret E. Roark
Margaret E. Roark, Incorporator

Dated: December 6, 1999

2

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 01:30 PM 03/13/2003
030167801 - 3136209

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

EL PASO PRODUCTION HOLDING COMPANY

EL PASO PRODUCTION HOLDING COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

1.                                       A new Article TENTH is hereby added to the Certificate of Incorporation as follows:

“TENTH:                                            Notwithstanding any other provision of this Certificate of Incorporation or in the By-Laws to the contrary, the Board of Directors of the Corporation shall at all times include at least one Independent Director. To the fullest extent permitted by applicable law, including the General Corporation Law of the State of Delaware as in effect from time to time, the Independent Director’s fiduciary duty in respect of any decision on any matters referred to in Article ELEVENTH shall be to the Corporation (including its creditors) rather than solely to the Corporation’s shareholders. In furtherance of the foregoing, when voting on matters subject to the vote of the Board of Directors, including those matters specified in Article ELEVENTH, notwithstanding that the Corporation is not then insolvent, the Independent Director shall take into account the interests of the creditors of the Corporation as the interests of the Corporation. The Independent Director may not be removed without the appointment of a successor Independent Director. For purposes of this Article TENTH, (a) “Independent” shall mean, when used with respect to any Person, a Person who (i) is in fact independent, (ii) does not have any direct financial interest or any material indirect financial interest in the Corporation or in any Affiliate of the Corporation, and (iii) is not, and has not been for a period of at least five years immediately preceding the calendar year of the election of such Person as Independent Director, connected as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions with the Corporation, any Affiliate of the Corporation or any Person with a material direct or indirect financial interest in the Corporation; (b) “Person” shall mean any individual, corporation, partnership, limited liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing; and (c) “Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person. For purposes of this definition, control of a Person shall mean the power, directly or indirectly, to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise.”

2.                                       A new Article ELEVENTH shall be added to the Certificate of Incorporation as follows:

“ELEVENTH:                      Notwithstanding any other provision of this Certificate of Incorporation or the By-Laws to the contrary, including, without limitation, Article THIRD and

Article SIXTH of this Certificate of Incorporation, and any provision of law that otherwise so empowers the Corporation, the Corporation shall not, without the affirmative vote or unanimous written consent of all the members of the Board of Directors (including, in each case, at least one Independent Director), do any of the following:

(a)                                  dissolve or liquidate, or take corporate action in furtherance of any such action;

(b)                                 consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity;

(c)                                  institute proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Corporation, or file a petition seeking the institution of bankruptcy or insolvency proceedings against the Corporation, or consent to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Corporation or of a substantial part of its property, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take corporate action in furtherance of any action;

(d)                                 delete, amend, supplement or otherwise modify any provision of this Certificate of Incorporation; or

(e)                                  delete, amend, supplement or otherwise modify any part of the Bylaws of the Corporation.

3.                                       In lieu of a meeting and vote of stockholders, the stockholders entitled to vote have given unanimous written consent to this Certificate of Amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

4.                                       This Certificate of Amendment was duly authorized and effected in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

2

IN WITNESS WHEREOF, EL PASO PRODUCTION HOLDING COMPANY, has caused this certificate to be signed on its behalf by its Vice President, this 13th day of March 2003.

EL PASO PRODUCTION HOLDING COMPANY

/s/ John J. Hopper
John J. Hopper
Vice President

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 01:00 PM 05/23/2003
FILED 03:15 PM 05/23/2003
SRV 030338252 - 3136209 FILE

CERTIFICATE OF MERGER

merging

SABINE RIVER INVESTORS VI, L.L.C.

and

SABINE RIVER INVESTORS IX, L.L.C.

with and into

EL PASO PRODUCTION HOLDING COMPANY

Pursuant to Section 264 of the

General Corporation Law of the State of Delaware (“DGCL”)

and Section 18-209 of the

Delaware Limited Liability Company Act (“DLLCA”)

El Paso Production Holding Company, a Delaware corporation (the “Company”), for the purpose of merging (the “Merger”) Sabine River Investors VI, L.L.C., and Sabine River Investors IX, L.L.C., each a Delaware limited liability company (the “Subsidiaries”), with and into the Company, does hereby certify as follows:

FIRST: That the name and state of domicile of each of the constituent entities to the Merger is as follows:

Name	State of Domicile

Sabine River Investors VI, L.L.C.	Delaware
Sabine River Investors IX, L.L.C.	Delaware
El Paso Red River Holding Company	Delaware

SECOND: That an Agreement of Merger dated May 23, 2003 (the “Merger Agreement”), has been approved, adopted, certified, executed and acknowledged by each of the constituent entities to the Merger in accordance with Section 264(c) of the DGCL and Section 18-209 of the DLLCA.

THIRD: That the name of the surviving corporation is El Paso Production Holding Company.

FOURTH: That the existing Certificate of Incorporation of the Company shall be the Certificate of Incorporation of the surviving corporation.

FIFTH: That the effective date of the Merger shall be on May 23, 2003.

SIXTH: That an executed copy of the Merger Agreement is on file at the place of business of the surviving corporation, 1001 Louisiana Street, Houston, Texas 77002.

SEVENTH: That a copy of the Merger Agreement will be furnished by the surviving corporation upon request and without cost to any member of the Subsidiary, or to any stockholder of the Company.

IN WITNESS WHEREOF, El Paso Production Holding Company has caused this Certificate of Merger to be signed by David L. Siddall, its Vice President and attested by Margaret E. Roark, its Assistant Secretary, this 23rd day of May 2003.

EL PASO PRODUCTION HOLDING COMPANY

		By:	/s/ David L. Siddall
David L. Siddall
Vice President

Attest:

By:	/s/ Margaret E. Roark
Margaret E. Roark, Assistant Secretary

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:11 PM 05/23/2003
FILED 03:16 PM 05/23/2003
SRV 030338311 - 3136209 FILE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EL PASO PRODUCTION HOLDING COMPANY

Pursuant to Sections 242 and 245 of the

General Corporation Law of the State of Delaware

El Paso Production Holding Company, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.             The name of the corporation is El Paso Production Holding Company (the “Corporation”). The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on December 6, 1999.

2.             This Amended and Restated Certificate of Incorporation restates and amends the Certificate of Incorporation of the Corporation and has been adopted and approved in accordance with Section 242 and 245 of the General Corporation Law of the State of Delaware. Stockholder approval of this Amended and Restated Certificate of Incorporation was given by unanimous written consent of the stockholders of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware.

3.             The text of the Certificate of Incorporation, as heretofore amended, is hereby amended and restated to read in its entirety as follows:

FIRST:                    The name of the Corporation is El Paso Production Holding Company.

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent at the above address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“GCL”).

FOURTH: The total number of shares of stock that the Corporation shall have authority to issue shall be One Thousand (1,000) shares of Common Stock, par value One Dollar ($1.00) per share.

Shares of stock of the Corporation whether with or without par value, of any class or classes hereby or hereafter authorized may be issued by the Corporation from time to time for such consideration permitted by law as may be fixed from time to time by the Board of Directors.

FIFTH: Unless required by the by-laws, the election of the Board of Directors need not be by written ballot.

SIXTH: The Board of Directors shall have the power to make, alter, or repeal the by-laws of the Corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether or not adopted by them.

SEVENTH: The Corporation shall indemnify its officers and directors to the full extent permitted by the GCL, as amended from time to time.

EIGHTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, for any act or omission, except that a director may be liable (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. The elimination and limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office. Any amendment, repeal or modification of this Article Eighth shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, EL PASO PRODUCTION HOLDING COMPANY, has caused this Amended and Restated Certificate of Incorporation to be signed on its behalf by its Vice President, this 23rd day of May 2003

EL PASO PRODUCTION HOLDING COMPANY

By:	/s/ David L. Siddall
David L. Siddall
Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:25 PM 12/28/2005
FILED 09:30 PM 12/28/2005
SRV 051069298 - 3136209 FILE

CERTIFICATE OF AMENDMENT

OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

EL PASO PRODUCTION HOLDING COMPANY (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Company (the “Board”), by the written consent of its sole member, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Amended and Restated Certificate of Incorporation of the Company:

RESOLVED that it is deemed advisable that effective at 10:30 a.m., Eastern Standard Time, on December 31, 2005, the Amended and Restated Certificate of Incorporation of this Company (the “Cert. of Inc.”) be amended, and that the Cert. of Inc. be so amended, by changing the Article thereof numbered “FIRST:” so that, as amended, said Article shall be and read as follows:

“FIRST: The name of the Corporation is El Paso Exploration & Production Company.”

SECOND: That in lieu of a meeting and vote of stockholders, the sole stockholder entitled to vote has given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

FOURTH: That in accordance with the aforesaid amendment, the effective time and date of this Certificate of Amendment are 10:30 a.m., Eastern Standard Time, on December 31, 2005.

IN WITNESS WHEREOF, said EL PASO PRODUCTION HOLDING COMPANY has caused the foregoing Certificate of Amendment to be signed on its behalf by its President and attested by an Assistant Secretary, this 28th day of December 2005.

EL PASO PRODUCTION HOLDING COMPANY

/s/ Lisa A. Stewart
Lisa A. Stewart
President

Attest:

/s/ Margaret E. Roark
Margaret E. Roark, Assistant Secretary

Prod./Pipes Reorg. Step 13 of 18

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 05:47 PM 02/16/2006
FILED 05:36 PM 02/16/2006
SRV 060149604 - 3136209 FILE

RESTATED

CERTIFICATE OF INCORPORATION

OF

EL PASO EXPLORATION & PRODUCTION COMPANY

Pursuant to Section 245 of the

General Corporation Law of the State of Delaware

El Paso Exploration & Production Company, a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

1.                                       The name of the corporation is El Paso Exploration & Production Company (the “Corporation”). The Corporation was originally incorporated under the name El Paso Production Holding Company. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on December 6, 1999.

2.                                       This Restated Certificate of Incorporation has been adopted and approved in accordance with Section 245 of the General Corporation Law of the State of Delaware, and this Restated Certificate of Incorporation only restates and integrates and does not further amend the provisions of the Corporation’s Amended and Restated Certification as theretofore amended or supplemented.

3.                                       The text of the Restated Certificate of Incorporation is hereby restated and integrated to read in its entirety as follows:

FIRST:     The name of the Corporation is El Paso Exploration & Production Company.

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent at the above address is The Corporation Trust Company.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (“GCL”).

FOURTH: The total number of shares of stock that the Corporation shall have authority to issue shall be One Thousand (1,000) shares of Common Stock, par value One Dollar ($1.00) per share. Shares of stock of the Corporation whether with or without par value, of any class or classes hereby or hereafter authorized may be issued by the Corporation from time to time for such consideration permitted by law as may be fixed from time to time by the Board of Directors.

FIFTH: Unless required by the by-laws, the election of the Board of Directors need not be by written ballot.

SIXTH: The Board of Directors shall have the power to make, alter, or repeal the by-laws of the Corporation, but the stockholders may make additional by-laws and may alter or repeal any by-law whether or not adopted by them.

SEVENTH: The Corporation shall indemnify its officers and directors to the full extent permitted by the GCL, as amended from time to time.

EIGHTH: No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, for any act or omission, except that a director may be liable (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. The elimination and limitation of liability provided herein shall continue after a director has ceased to occupy such position as to acts or omissions occurring during such director’s term or terms of office. Any amendment, repeal or modification of this Article Eighth shall not adversely affect any right of protection of a director of the Corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, the undersigned has caused this Restated Certificate of Incorporation to be executed by a duly authorized officer this 15th day of February 2006.

EL PASO EXPLORATION & PRODUCTION COMPANY

By:	/s/ Thomas M. Hart
Thomas M. Hart
Vice President

CERTIFICATE OF OWNERSHIP AND MERGER

MERGING

MEDICINE BOW ENERGY CORPORATION

INTO

EL PASO EXPLORATION & PRODUCTION COMPANY

(Pursuant to Section 253 of the General Corporation Law of the State of Delaware.)

El Paso Exploration & Production Company, a Delaware corporation (the “Company”), for the purpose of merging Medicine Bow Energy Corporation, a Delaware corporation (the “Subsidiary”), with and into the Company, does hereby certify as follows:

FIRST:                              That the name and state of incorporation of each constituent corporation of the merger is as follows:

Name	State of Incorporation

Medicine Bow Energy Corporation	Delaware
El Paso Exploration & Production Company	Delaware

SECOND:               That the Company owns all of the outstanding shares of each class of the capital stock of the Subsidiary.

THIRD:                          Attached hereto as Exhibit A is a true and correct copy of the resolutions adopted by the Company’s Board of Directors dated as of the 31st day of May 2006, pursuant to which the Company determined to merge into itself the Subsidiary on the conditions set forth in such resolutions.

FOURTH:              That this Certificate of Ownership and Merger and the merger contemplated hereby shall be effective at 9:15 a.m., Eastern Daylight Time, on June 30, 2006.

State of Delaware
Secretary of State
Division of Corporations
Delivered 09:16 PM 06/09/2006
FILED 08:41 PM 06/09/2006
SRV 060562319 - 3136209 FILE

IN WITNESS WHEREOF, said El Paso Exploration & Production Company, has caused the foregoing Certificate of Ownership and Merger to be signed by Lisa A. Stewart, its President, and attested by Margaret E. Roark, one of its Assistant Secretaries, this 31st day of May 2006.

EL PASO EXPLORATION & PRODUCTION COMPANY

		By:	/s/ Lisa A. Stewart
Lisa A. Stewart
President

Attest:

By:	/s/ Margaret E. Roark
Margaret E. Roark, Assistant Secretary

2

EXHIBIT A

WHEREAS, this Company is the owner of all of the issued and outstanding shares of common stock of Medicine Bow Energy Corporation, a Delaware corporation (the “Subsidiary”);

WHEREAS, effective on June 30, 2006, this Company desires to merge the Subsidiary with and into itself and to possess all of the estate, property, rights, privileges and franchises of the Subsidiary (the “Subsidiary”); and

WHEREAS, the Board of Directors of this Company believes it is in the best interest of this Company to merge the Subsidiary with and into itself;

NOW, THEREFORE, BE IT RESOLVED that this Company merge the Subsidiary with and into itself, that the separate existence of the Subsidiary cease on the Effective Date (hereafter defined), and that this Company, as the surviving Company of the merger pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”), continue to exist by virtue of and be governed by the laws of the State of Delaware (such actions, collectively, being called the “Merger”).

RESOLVED that the Merger be, and hereby is, approved.

RESOLVED that the Merger shall be effective on June 30, 2006 (such date being referred to herein as the “Effective Date”).

RESOLVED that, on the Effective Date, this Company, without further action, as provided by the laws of the State of Delaware, succeed to and possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, of the Subsidiary; and all property, real, personal and mixed, and all debts due on whatsoever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to the Subsidiary shall be vested in this Company without further act or deed; and all property, rights, privileges, powers and franchises, and all and every other interest shall thereafter be as effectively the property of this Company as they were of the Subsidiary, and the title to any real estate, or any interest therein, vested in this Company or the Subsidiary by deed or otherwise shall not revert or be in any way impaired by reason of the Merger. This Company shall thereafter be responsible and liable for all debts, liabilities, and duties of the Subsidiary, which may be enforced against this Company to the same extent as if those debts, liabilities, and duties had been incurred or contracted by this Company. Neither the rights of

3

creditors nor any liens upon the property of the Subsidiary or this Company shall be impaired by the Merger.

RESOLVED that, on the Effective Date, each share of common stock of the Subsidiary be cancelled.

RESOLVED that any officer of this Company be, and each of them hereby is, authorized and directed to execute and acknowledge in the name and on behalf of this Company a Certificate of Ownership and Merger setting forth, among other things, a copy of these resolutions and the date of their adoption; and that each such officer is hereby authorized and directed to cause the executed Certificate of Ownership and Merger to be filed in the Office of the Secretary of State of the State of Delaware and to cause certified copies of that Certificate to be recorded in the Offices of the Recorder of Deeds of the appropriate counties, all in accordance with Sections 103 and 253 of the DGCL.

RESOLVED that the proper officers be, and each of them hereby is, authorized and empowered, in the name and on behalf of this Company, or any Subsidiary of this Company, to do and perform, or cause to be done and performed, all such acts, deeds and things, to make, execute, and deliver, or cause to be made, executed, and delivered, all such agreements, guaranties, notes, evidences of borrowings, undertakings, documents, instruments and certificates as each such officer may deem necessary or appropriate to effectuate and carry out fully the purpose and intent of the foregoing resolutions.

RESOLVED that at any time prior to the Effective Date, the Board of Directors of this Company may terminate the Merger and if, at the time of such termination, a Certificate of Ownership and Merger has been filed with the Secretary of State of the State of Delaware, any officer of this Company be, and each of them hereby is, authorized and directed to execute and acknowledge in the name and on behalf of this Company a Certificate of Termination.

RESOLVED that any and all actions heretofore taken by any officer of this Company, or any Subsidiary of this Company, in connection with the foregoing resolutions be, and hereby are, ratified and approved.

4

CERTIFICATE OF MERGER

of

EL PASO E&P INTERNATIONAL CORPORATION,

a Delaware corporation

into

EL PASO EXPLORATION & PRODUCTION COMPANY,

a Delaware corporation

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST:                              That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation:
El Paso E&P International Corporation	Delaware
El Paso Exploration & Production Company	Delaware

SECOND:               That an Agreement and Plan of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

THIRD:                          That the name of the surviving corporation is El Paso Exploration & Production Company.

FOURTH:              That the existing certificate of incorporation of El Paso Exploration & Production Company shall be the certificate of incorporation of the surviving corporation.

FIFTH:                             That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 1001 Louisiana Street, Houston, Texas 77002.

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:23 PM 11/12/2008
FILED 12:20 PM 11/12/2008
SRV 081109470 - 3136209 FILE

SIXTH:                           That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH:         That this Certificate of Merger shall be effective upon filing.

IN WITNESS WHEREOF, said El Paso Exploration & Production Company has caused this certificate to be signed by Brent J. Smolik, its President, and attested by Joyce Allen-Dennis, its Assistant Secretary this 7th day of November, 2008.

EL PASO EXPLORATION & PRODUCTION COMPANY

		By:	/s/ Brent J. Smolik
		Name:	Brent J. Smolik
		Title:	President

Attest:

By:	/s/ Joyce Allen-Dennis
Joyce Allen-Dennis, Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:39 PM 06/30/2010
FILED 03:34 PM 06/30/2010
SRV 100705955 - 3136209 FILE

CERTIFICATE OF OWNERSHIP AND MERGER

merging

EL PASO E&P INTERNATIONAL HOLDING COMPANY

into

EL PASO EXPLORATION & PRODUCTION COMPANY

(Pursuant to Section 253 of the General Corporation Law of the State of Delaware.)

El Paso Exploration & Production Company, a Delaware corporation (the “Company”), for the purpose of merging El Paso E&P International Holding Company, a Delaware corporation (the “Subsidiary”) with and into this Company, does hereby certify as follows:

FIRST:            That the name and state of incorporation of each constituent corporation of the merger is as follows:

Name	State of Incorporation

El Paso E&P International Holding Company	Delaware
El Paso Exploration & Production Company	Delaware

SECOND:       That the Company owns all of the outstanding shares of each class of the capital stock of the Subsidiary.

THIRD:          Attached hereto as Exhibit A is a true and correct copy of the resolutions adopted by the Company’s Board of Directors dated as of the 24th day of June 2010, pursuant to which the Company determined to merge into itself the Subsidiary on the conditions set forth in such resolutions.

FOURTH:      That this Certificate of Ownership and Merger and the merger contemplated hereby shall be effective on July 1, 2010.

IN WITNESS WHEREOF, said El Paso Exploration & Production Company, has caused this certificate to be signed by Francis C. Olmsted III, its Vice President, and attested by Joseph C. James, its Assistant Secretary, this 24th day of June 2010.

EL PASO EXPLORATION & PRODUCTION COMPANY

By:	/s/ Francis C. Olmsted III
Francis C. Olmsted III
Vice President

Attest:

By:	/s/ Joseph C. James
Joseph C. James, Assistant Secretary

2

EXHIBIT A

WHEREAS, this Company is the owner of all of the issued and outstanding shares of common stock of El Paso E&P International Holding Company, a Delaware corporation (the “Subsidiary”);

WHEREAS, this Company desires to merge the Subsidiary with and into itself and to possess all of the estate, property, rights, privileges and franchises of the Subsidiary; and

WHEREAS, the Board of Directors of this Company believes it is in the best interest of this Company to merge the Subsidiary with and into itself;

NOW, THEREFORE, BE IT RESOLVED that this Company merge the Subsidiary with and into itself, that the separate existence of the Subsidiary cease on the Effective Date (hereafter defined), and that this Company, as the surviving Company of the merger pursuant to Section 253 of the General Corporation Law of the State of Delaware (the “DGCL”), continue to exist by virtue of and be governed by the laws of the State of Delaware (such actions, collectively, being called the “Merger”).

RESOLVED that the Merger be, and hereby is, approved.

RESOLVED that the Merger shall be effective on July 1, 2010 (such date being referred to herein as the “Effective Date”).

RESOLVED that, on the Effective Date, this Company, without further action, as provided by the laws of the State of Delaware, succeed to and possess all the rights, privileges, powers, and franchises, of a public as well as of a private nature, of the Subsidiary; and all property, real, personal and mixed, and all debts due on whatsoever account, including subscriptions to shares, and all other choses in action, and all and every other interest, of or belonging to or due to the Subsidiary shall be vested in this Company without further act or deed; and all property, rights, privileges, powers and franchises, and all and every other interest shall thereafter be as effectively the property of this Company as they were of the Subsidiary; and the title to any real estate, or any interest therein, vested in this Company or the Subsidiary by deed or otherwise shall not revert or be in any way impaired by reason of the Merger. This Company shall thereafter be responsible and liable for all debts, liabilities, and duties of the Subsidiary, which may be enforced against this Company to the same extent as if those debts, liabilities, and duties had been incurred or contracted by this Company. Neither the rights of creditors nor any liens upon the property of the Subsidiary or this Company shall be impaired by the Merger.

RESOLVED that, on the Effective Date, each share of common stock of the Subsidiary be cancelled.

RESOLVED that any officer of this Company be, and each of them hereby is, authorized and directed to execute and acknowledge in the name and on behalf of this

3

Company a Certificate of Ownership and Merger setting forth, among other things, a copy of these resolutions and the date of their adoption; and that each such officer is hereby authorized and directed to cause the executed Certificate of Ownership and Merger to be filed in the Office of the Secretary of State of the State of Delaware and to cause certified copies of that Certificate to be recorded in the Offices of the Recorder of Deeds of the appropriate counties, all in accordance with Sections 103 and 253 of the DGCL.

RESOLVED that the proper officers be, and each of them hereby is, authorized and empowered, in the name and on behalf of this Company, or any Subsidiary of this Company, to do and perform, or cause to be done and performed, all such acts, deeds and things, to make, execute, and deliver, or cause to be made, executed, and delivered, all such agreements, guaranties, notes, evidences of borrowings, undertakings, documents, instruments and certificates as each such officer may deem necessary or appropriate to effectuate and carry out fully the purpose and intent of the foregoing resolutions.

RESOLVED that at any time prior to the Effective Date, the Board of Directors of this Company may terminate the Merger and if, at the time of such termination, a Certificate of Ownership and Merger has been filed with the Secretary of State of the State of Delaware, any officer of this Company be, and each of them hereby is, authorized and directed to execute and acknowledge in the name and on behalf of this Company a Certificate of Termination.

RESOLVED that any and all actions heretofore taken by any officer of this Company, or any Subsidiary of this Company, in connection with the foregoing resolutions be, and hereby are, ratified and approved.

4

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:52 AM 07/27/2011
FILED 11:47 AM 07/27/2011
SRV 110862141 - 3136209 FILE

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

El Paso Exploration & Production Company (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of the Company, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Company:

RESOLVED that it is deemed advisable that the Certificate of Incorporation of this Company be amended, and that said Certificate of Incorporation be so amended, by changing the Article thereof numbered “FIRST:” so that, as amended, said Article shall be and read as follows:

FIRST: The name of the corporation is EP Energy Corporation

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders entitled to vote have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said El Paso Exploration & Production Company has caused this certificate to be signed on its behalf by a Vice President and attested by an Assistant Secretary, this 27th day of July 2011.

EL PASO EXPLORATION & PRODUCTION COMPANY

By:	/s/ Francis C. Olmsted III
Francis C. Olmsted III
Vice President

Attest:

/s/ Joseph C. James
Joseph C. James, Assistant Secretary

State of Delaware Secretary of State Division of Corporations Delivered 03:42 PM 03/12/2012 FILED 03:42 PM 03/12/2012 SRV 120300717 - 3136209 FILE

CERTIFICATE OF MERGER

between

EP ENERGY CORPORATION

AND

EL PASO EPE MERGER COMPANY

The undersigned corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST:            That the name and state of incorporation of each of the constituent corporations of the merger are as follows:

Name	State of Incorporation:
EP Energy Corporation	Delaware
El Paso EPE Merger Company	Delaware

SECOND:       That an Agreement and Plan of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of subsection (c) of Section 251 of the General Corporation Law of the State of Delaware.

THIRD:          That the name of the surviving corporation in the merger is EP Energy Corporation.

FOURTH:      That the existing certificate of incorporation of EP Energy Corporation shall be the certificate of incorporation of the surviving corporation.

FIFTH:           That the executed Agreement and Plan of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 1001 Louisiana Street, Houston, Texas 77002.

SIXTH:           That a copy of the Agreement and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH:     That this Certificate of Merger shall be effective upon filing with the Delaware Secretary of state in the state of Delaware.

IN WITNESS WHEREOF, said EP Energy Corporation has caused this certificate to be signed by Francis C. Olmsted III, its Vice President this 8th day of March, 2012.

EP ENERGY CORPORATION

By:	/s/ Francis C. Olmsted III
Name:	Francis C. Olmsted III
Title:	Vice President

State of Delaware Secretary of State Division of Corporations Delivered 03:42 PM 03/12/2012 FILED 03:43 PM 03/12/2012 SRV 120300728 - 3136209 FILE

CERTIFICATE OF CONVERSION

FROM A CORPORATION TO A

LIMITED LIABILITY COMPANY

PURSUANT TO SECTION 266

OF THE DELAWARE

GENERAL CORPORATION LAW

AND SECTION 18-214 OF THE

DELAWARE LIMITED LIABILITY COMPANY ACT

This Certificate of Conversion of EP Energy Corporation (the “Corporation”) effective on March 9, 2012, is being duly executed and filed by an authorized person of the Corporation to convert the Corporation to a Delaware limited liability company in accordance with Section 266 of the Delaware General Corporation Law (the “DGCL”) and Section 18-214 of the Delaware Limited Liability Company Act (the “DLLCA”).

1.             The name of the Corporation set forth in its original Certificate of Incorporation was:

El Paso Production Holding Company

2.             The name of the Corporation immediately prior to filing this Certificate of Conversion was:

EP Energy Corporation

3.             The jurisdiction of the Corporation immediately prior to filing this Certificate of Conversion was:

Delaware

4.             The jurisdiction where the Corporation was first created is:

Delaware

5.             The date the Certificate of Incorporation of the Corporation was filed is:

December 6, 1999

6.             The name of the limited liability company (the “LLC”) as set forth in its Certificate of Formation is:

EP Energy, L.L.C.

7.             This conversion has been approved in accordance with the provisions of Section 266 of the DGCL and Section 18-214 of the DLLCA.

8.             This Certificate of Conversion shall be effective upon filing with the Delaware Secretary of state in the state of Delaware.

IN WITNESS WHEREOF, this Certificate of Conversion has been executed by an authorized person of the Corporation on the 9th day of March, 2012.

By:	/s/ Joseph C. James
Joseph C. James
Authorized Person

2

State of Delaware Secretary of State Division of Corporations Delivered 03:42 PM 03/12/2012 FILED 03:43 PM 03/12/2012 SRV 120300728 - 3136209 FILE

CERTIFICATE OF FORMATION

OF

EP ENERGY, L.L.C.

This Certificate of Formation of EP Energy, L.L.C. (the “LLC”) dated as of March 9, 2012, is being duly executed and filed by the undersigned, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act, 6 Del. C.§§ 18-101, et. seq.

FIRST:	The name of the LLC formed hereby is:

EP Energy, L.L.C.

SECOND:	The address of the registered office of the LLC in the State of Delaware is:

Corporation Trust Center
1209 Orange Street
New Castle County
Wilmington, Delaware 19801

THIRD:	The name and address of the registered agent for service of process on the LLC in the State of Delaware are:

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
New Castle County
Wilmington, Delaware 19801

FOURTH:	The Certificate of Formation shall be effective upon filing with the Delaware Secretary of state in the state of Delaware.

IN WITNESS WHEREOF, the undersigned has caused this Certificate of Formation to be executed, this 9th day of March, 2012.

/s/ Joseph C. James
Joseph C. James
Authorized Person

State of Delaware Secretary of State Division of Corporations Delivered 09:33 AM 05/24/2012 FILED 09:27 AM 05/24/2012 SRV 120623622 - 3136209 FILE

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF FORMATION

OF

EP ENERGY, L.L.C.

The undersigned, desiring to amend the Certificate of Formation of EP Energy, L.L.C. (the “LLC”), pursuant to the provisions of Section 18-202 of the Limited Liability Company Act of the State of Delaware, does hereby certify as follows:

FIRST:	The name of the LLC is:

EP Energy, L.L.C.

SECOND:	The article numbered “FIRST” of the Certificate of Formation of the LLC shall be amended as follows:

	“FIRST:	The name of the LLC formed hereby is:

EP Energy Global LLC”

THIRD:	This Amendment to the Certificate of Formation shall be effective on the date and at the time filed.

IN WITNESS WHEREOF, the undersigned executed this Amendment to the Certificate of Formation on this 24th day of May, 2012.

EP ENERGY, L.L.C.

By:	/s/ Joseph C. James
Name: Joseph C. James
Title: Assistant Secretary